EXHIBIT 99.3

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Asante Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended December 28, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

         (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2003                     /s/ Wilson Wong
                                  ------------------------------------------
                                             Wilson Wong
                                  President and Chief Executive Officer


Dated: February 10, 2003                     /s/ Anthony Contos
                                  ------------------------------------------
                                             Anthony Contos
                                  Vice President, Finance and Administration
                                         (Chief Financial Officer)